Provisions (Policies)	12 Months Ended
Jun. 30, 2022
Statement [Line Items]
Significant events

Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.

Management has determined that a provision can only be recognised for obligations under the Framework Agreement and Samarco Germano dam decommissioning as at 30 June 2022. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted below, given their status.

Estimates

The provision for the Samarco dam failure currently only reflects the Group’s estimate of the remaining costs to complete Programs under the Framework Agreement and requires the use of significant judgements, estimates and assumptions. Based on current estimates, it is expected that approximately 95 per cent of remaining costs for Programs under the Framework Agreement will be incurred by December 2024.

While the provision has been measured based on the latest information available, changes in facts and circumstances are likely in future reporting periods and may lead to material revisions to these estimates. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured.

The key estimates that may have a material impact on the provision in the next and future reporting periods include the:

•	number of people eligible for financial assistance and compensation and the corresponding amount of expected compensation

•	costs to complete key infrastructure programs

The provision may also be affected by factors including but not limited to:

•
potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of the decisions of the Interfederative Committee along with further technical analysis, community participation required under the Governance Agreement and rulings made by the 12 th
Federal Court

•	the outcome of ongoing negotiations with State and Federal Prosecutors, including review of Fundação Renova’s Programs as provided in the Governance Agreement

•	actual costs incurred

•	resolution of uncertainty in respect of the nature and extent of Samarco’s long-term cash generation

•	updates to discount and foreign exchange rates

•	the outcomes of Samarco’s judicial reorganisation

In addition, the provision may be impacted by decisions in, or resolution of, existing and potential legal claims in Brazil and other jurisdictions, including the outcome of the United Kingdom group action complaint and the negotiations seeking a definitive and substantive settlement of the obligations under the Framework Agreement and the R$155 billion (approximately US$30 billion) Federal Public Prosecution Office claim.

Outcomes of the negotiations are highly uncertain and it is therefore not possible to provide a reliable estimate of potential outcomes.

Given these factors, future actual cash outflows may differ from the amounts currently provided and changes to any of the key assumptions and estimates outlined above could result in a material impact to the provision in the next and future reporting periods.

Income tax expense
Key judgements and estimates

Income tax classification

Judgements
: The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgements:
Judgement is required to determine the amount of deferred tax assets that are recognised based on the likely timing and the level of future taxable profits. Judgement is applied in recognising deferred tax liabilities arising from temporary differences in investments. These deferred tax liabilities caused principally by retained earnings held in foreign tax jurisdictions are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Estimates:
The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis. Estimates and assumptions relating to projected earnings and cash flows as applied in the Group impairment process are used for operating assets.

Property, plant and equipment

Key judgements and estimates

Judgements: Judgement is applied by management in determining the components of an ore body.

Estimates:
Estimates are used in the determination of stripping ratios and mineral reserves by component. Changes to estimates related to life-of-component waste-to-ore (or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.

Key estimates

The determination of useful lives, residual values and depreciation methods involves estimates and assumptions and is reviewed annually. Any changes to useful lives or any other estimates or assumptions, including the expected impact of climate change and the transition to a lower carbon economy, may affect prospective depreciation rates and asset carrying values. The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.

Category	Buildings	Plant and equipment	Mineral rights and petroleum interests	Capitalised exploration, evaluation and development expenditure
Typical depreciation methodology	SL	SL	UoP	UoP

Depreciation rate	25-50 years	3-30 years	Based on the rate of depletion of reserves	Based on the rate of depletion of reserves

Impairment of non-current assets
Key judgements and estimates
Judgements:
Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.
Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks including those related to climate change and the transition to a low carbon economy.
Climate change
Impacts related to climate change and the transition to a low carbon economy may include:

•
demand for the Group’s commodities decreasing, due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a CGU’s reserves becoming incapable of extraction in an economically viable fashion

•
physical impacts related to acute risks resulting from increased frequency or severity of extreme weather events, and those related to chronic risks resulting from longer-term changes in climate patterns

The Group’s assessment of the potential impacts of climate change and the transition to a low carbon economy continues to mature. As outlined in the Basis of Preparation, where sufficiently developed, the potential financial impacts on the Group of climate change and the transition to a low carbon economy have been considered in the assessment of indicators of impairment, including:

•	the Group’s current assumptions relating to demand for commodities and carbon pricing, including their impact on the Group’s long-term price forecasts

•	the Group’s operational emissions reduction strategy
Estimates:
The Group performs a recoverable amount determination for an asset or CGU when there is an indication of impairment or impairment reversal.
When the recoverable amount is measured by reference to FVLCD, in the absence of quoted market prices or binding sale agreement, estimates are made regarding the present value of future post-tax cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, capital expenditure, closure and rehabilitation costs, taxes, risking factors applied to cash flows and discount rates. The cash flow forecasts may include net cash flows expected from the extraction, processing and sale of material that does not currently qualify for inclusion in reserves. Reserves and resources are included in the assessment of FVLCD to the extent that it is considered probable that a market participant would attribute value to them.
When recoverable amount is measured using VIU, estimates are made regarding the present value of future cash flows based on internal budgets and forecasts and life of asset plans. Key estimates are similar to those identified for FVLCD, although some assumptions and values may differ as they reflect the perspective of management rather than a market participant.
All estimates require management judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets/CGUs at each reporting date. While no indicators of impairment, or impairment reversal, were identified across the Group’s CGUs at 30 June 2022, with the exception of the Cerro Colorado CGU, the carrying value of the Spence CGU is the most susceptible to changes in the significant estimates outlined below in the next reporting period.
The significant estimates impacting the Group’s recoverable amount determinations are:
Commodity prices
Commodity prices were based on latest internal forecasts which assume short-term market prices will revert to the Group’s assessment of long-term price. These price forecasts reflect management’s long-term views of global supply and demand, built upon past experience of the commodity markets and are benchmarked with external sources of information such as analyst forecasts. Prices are adjusted based upon premiums or discounts applied to global price markers to reflect the location, nature and quality of the Group’s production, or to take into account contracted prices.
Future production volumes
Estimated production volumes were based on detailed data and took into account development plans established by management as part of the Group’s long-term planning process. When estimating FVLCD, assumptions reflect all reserves and resources that a market participant would consider when valuing the respective CGU, which in some cases are broader in scope than the reserves that would be used in a VIU test. In determining FVLCD, risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.
Cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes)
Cash outflows are based on internal budgets and forecasts and life of asset plans. Cost assumptions reflect management experience and expectations. Tax assumptions reflect existing tax and royalty regimes and rates applicable in the jurisdiction of the CGU. In the case of FVLCD, cash flow projections include the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost where a market participant may take a consistent view. VIU does not take into account future development.
Discount rates
The Group uses real
post-tax
discount rates applied to real
post-tax
cash flows. The discount rates are derived using the weighted average cost of capital methodology. Adjustments to the rates are made for any risks that are not reflected in the underlying cash flows, including country risk.

Closure and rehabilitation provisions
Key estimates
Closure cost estimates are generally based on conceptual level studies early in the operating life of an asset with more detailed studies and planning performed as closure risks (including those related to climate change) are identified and/or as an asset, or parts thereof, near closure. As such, the recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•
the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure, decharacterisation of tailings storage facilities and rehabilitation activities

•	costs associated with future closure activities

•	the extent and period of post-closure monitoring and maintenance, including water management

•	applicable discount rates

•	the timing of cash flows and ultimate closure of operations
The extent, cost and timing of future closure activities may also be impacted by the potential physical impacts of climate change. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns. Closure cost estimates also consider the impact of the Group’s energy transition strategy on the costs and timing of performing closure activities and the impact of new technology when appropriately developed and tested. For example, closure cost estimates largely continue to reflect the use of existing fuel sources for the Group’s equipment while the Group continues to invest in the development of alternative fuel sources and fleet electrification.
Estimates for post-closure monitoring and maintenance reflect the Group’s strategies for individual sites, which may include possible relinquishment. The period of monitoring and maintenance included in the provision requires judgement and considers regulatory and licencing requirements, the outcomes of studies and management’s current assessment of stakeholder expectations. As post-closure monitoring and maintenance may be required for significant periods beyond the completion of other closure activities, it is exposed to the potential long-term impacts of climate change, particularly changes in rainfall patterns. While reflecting management’s current best estimate, the cost of post-closure monitoring and maintenance may change in future reporting periods as the understanding of, and potential long-term impacts from, climate change continue to evolve.
While progressive closure is performed across a number of operations, significant activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts.

Remaining

production lives range from
2-104
years
(2021
:
3-91
years). Given the generally shorter remaining
operational
lives of the Group’s previously held Petroleum assets, the average remaining production life for all operating
sites, weighted by current closure provision, has increased to approximately
29 years
(2021
:
27 years
). The discount rates applied to the Group’s closure and rehabilitation provisions are determined by reference to the currency of the closure cash flows, the period over which the cash flows will be incurred and prevailing market interest rates (where available).
The Group continues to monitor
current market conditions
 with
no
change
made to the Group’s discount rates in the current year.

The increase in closure and rehabilitation provisions relating to continuing operating sites reflects updates to the expected cost and timing of closure activities across the Group’s portfolio, with the most significant increases in the year ended 30 June 2022 being at BHP Mitsubishi Alliance (BMA) and Cerro Colorado.

For BMA, the increase largely reflects a preliminary assessment of the potential impacts on BMA mine lives resulting from:

•	the significant increase in coal royalties applicable in Queensland from 1 July 2022

•
consideration of the Group’s long term outlook for metallurgical coal commodity prices, which reflects a range of drivers of commodity demand and supply, for example, the latest climate-related announcements from key market countries

These factors have resulted in the Group recognising that the end of operations at BMA sites may be earlier than previously anticipated. The best estimate of the impact on the estimated closure cash flows and their timing, and therefore the discounting of the provision, contributed to an increase in the provision, and associated rehabilitation asset, of approximately US$750 million. Given the timing of the announcement of the change to the Queensland coal royalty regime and the preliminary nature of the assessment, further changes to the provision may arise in future reporting periods.
At Cerro Colorado, additional work required to re-profile waste dumps for closure and an increase in scope for other closure activities have contributed to an increase in the closure provision of approximately US$
400
million. As operations are ongoing at Cerro Colorado the increase has initially been capitalised. However, given the proximity to closure and the estimated future cash flows of Cerro Colorado the resulting rehabilitation asset has been impaired as outlined in note 13 ‘Impairment of non-current assets’.
While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies, trials and detailed analysis of relevant knowledge and resultant closure activities for individual assets continue to be performed throughout the life of asset. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new closure and rehabilitation techniques, changes in regulatory requirements and stakeholder expectations for closure (including costs associated with equitable transition), development of new technologies, risks relating to climate change and the transition to a low carbon economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.
Sensitivity
A
 0.5 per cent
increase
in the discount rates applied at 30 June 2022 would result in a decrease
to the closure and rehabilitation provision of approximately US$675 million, a decrease
in property, plant and equipment of approximately US$490 million in relation to operating sites and an income statement credit
of approximately US$185 million in respect of closed sites. In addition, the change would result in a decrease
of approximately US$70 million to depreciation expense and a US$25 million increment
in net finance costs for the year ending 30 June 2023.
Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are generally not expected to occur for a significant period of time.
However
, a

one-year
acceleration in forecast cash flows of the Group’s closure and rehabilitation provisions, in isolation, would result in an increase to the provision of approximately US$
185
million, an increase in property, plant and equipment of US$
125
million in relation to operating sites and an income statement charge of US$
60
million in respect of closed sites.

Leases

Key judgements and estimates

Judgements:
Certain contractual arrangements not in the form of a lease require the Group to apply significant judgement in evaluating whether the Group controls the right to direct the use of assets and therefore whether the contract contains a lease. Management considers all facts and circumstances in determining whether the Group or the supplier has the rights to direct how, and for what purpose, the underlying assets are used in certain mining contracts and other arrangements, including outsourcing and shipping arrangements. Judgement is used to assess which decision-making rights mostly affect the benefits of use of the assets for each arrangement.

Where a contract includes the provision of non-lease services, judgement is required to identify the lease and non-lease components.

Estimates:
Where the Group cannot readily determine the interest rate implicit in the lease, estimation is involved in the determination of the weighted average incremental borrowing rate to measure lease liabilities. The incremental borrowing rate reflects the rates of interest a lessee would have to pay to borrow over a similar term, with similar security, the funds necessary to obtain an asset of similar value to the right-of-use
asset in a similar economic environment. Under the Group’s portfolio approach to debt management, the Group does not specifically borrow for asset purchases. Therefore, the incremental borrowing rate is estimated referencing the Group’s corporate borrowing portfolio and other similar rated entities, adjusted to reflect the terms and conditions of the lease (including the impact of currency, credit rating of subsidiary entering into the lease and the term of the lease), at the inception of the lease arrangement or the time of lease modification.

The Group estimates stand-alone prices, where such prices are not readily observable, in order to allocate the contractual payments between lease and non-lease components.